                                                                   EXHIBIT 10.14


                                     SECURED

                                 PROMISSORY NOTE

$400,000                                                           July 19, 2001

         FOR VALUE RECEIVED, Oakhurst Technology, Inc., a corporation organized under the laws of the State of Delaware (the "Maker"), hereby promises to pay to the order of James D. Manning (the "Holder"), having an address at 2509 Parkdale, Kingwood, TX 77339, or his assigns, the principal sum of Four Hundred Thousand Dollars ($400,000). All principal and accrued but unpaid interest shall be due to the Holder on July 3, 2005. The Maker shall pay to the Holder in sixteen (16) equal quarterly payments beginning on October 3, 2001, principal plus accrued interest at a rate of twelve percent (12%) per annum; provided, that all such payments shall be made to the extent of and out of the available Net Cash Flow and Net Cash Proceeds (each as defined below); provided, further, that, to the extent that accrued interest and/or principal payments cannot be made on the date such are due on this Note, then such interest and principal will, at the option of Oakhurst Company, Inc., a Delaware corporation ("OCI"), be deferred until sufficient Net Cash Flow or Net Cash Proceeds are available; provided, however, that such deferment shall not last past July 3, 2005. Any accrued but unpaid interest on this Note shall be added to the outstanding principal of this Note for the purpose of computing subsequent interest payments.

         "Net Cash Flow" as used hereinabove means (a) the operating cash flow of Steel City Products, Inc. ("SCPI") or Sterling Construction Company, a Delaware corporation ("Sterling"), to the extent permitted by such entities' respective bank lenders to upstream such entities' respective operating cash flows to OCI, plus (b) the proceeds from the sale by OCI of any shares of its common stock, par value $0.01, plus (c) the proceeds received by OCI from the exercise by any holders of stock options, minus (d) any and all of the foregoing amounts in (a), (b) or (c) that OCI's Board of Directors determines, in its sole discretion, should be reserved for payment of OCI's past, present and future corporate overhead expenses.

         "Net Cash Proceeds" means (a) the net proceeds available to OCI from the sale of assets of SCPI (other than sales of SCPI's inventory and other sales that are made in the ordinary course of business), minus (b) any and all of the foregoing amounts in clause (a) that OCI's Board of Directors determines, in its sole discretion, should be reserved for payment of OCI's past, present and future corporate overhead expenses.

         Net Cash Flow shall be applied in the following order: (1) first, to pay, pro rata, accrued interest on (i) this Note as well as any other promissory notes that result from the sale, assignment or transfer of any portion of that certain promissory note dated October 19, 2000 in the aggregate principal amount of $800,000 issued by OTI to James D. Manning (collectively, the "Manning Note") and (ii) that certain promissory note dated October 18, 1999, in the aggregate principal amount of $672,003 issued by OTI to Robert M. Davies, as amended as of July 13, 2001 as well as any promissory notes that result from the sale, assignment or transfer of any portion of said note (collectively, the "Davies First Note") (2) second, to repay, pro rata, the remaining principal outstanding on the Manning Note and the Davies First Note; (3) third, upon payment in full of all accrued interest and outstanding principal on the Manning Note and the Davies First Note, to pay, pro rata, accrued interest on (i) that certain promissory note in the aggregate principal amount of $254,602 issued by OCI to Robert M. Davies, as well as any promissory notes that result from the sale, assignment or transfer of any portion of said note (collectively, the "Davies Second Note") and (ii) that certain promissory note in the aggregate principal amount of $132,445 issued by OCI to Maarten D. Hemsley, as well as any promissory notes that result from the sale, assignment or transfer of any portion of said note (collectively, the "Hemsley Note") and (4) fourth, to repay, pro rata, the remaining principal outstanding on the Davies Second Note and the Hemsley Note.

         Net Cash Proceeds shall be applied in the following order: (1) first, to pay, pro rata, accrued interest on the Manning Note and the Davies First Note; (2) second, equal amounts of the remaining Net Cash Proceeds shall be applied to the repayment of the Manning Note and the Davies First Note until all accrued interest and outstanding principal on the Manning Note and the Davies First Note have been paid in full; (3) third, to repay the remaining outstanding principal on the Manning Note; (4) fourth, upon payment in full of the Manning Note and the Davies First Note, to pay, pro rata, accrued interest on the Davies Second Note and the Hemsley Note; and (5) fifth, to repay, pro rata, the remaining principal outstanding on the Davies Second Note and the Hemsley Note.

         If any of this Note, the Davies First Note, the Davies Second Note or the Hemsley Note (individually, a "Transferred Note") are sold, assigned or transferred (which sale, assignment or transfer shall be in full compliance with applicable securities laws) and new notes are issued to reflect such sale, assignment or transfer (individually, a "New Note" and collectively, "New Notes"), the amount of Net Cash Flow and Net Cash Proceeds that would have been applied to the Transferred Note under the terms of this Note shall be applied to the New Notes in proportion to the total amount of accrued interest or principal, as the case may be, owed under the New Notes at the time the computation is made.

         All payments by the Maker under this Note shall be made without set-off, defense or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law.

         The Maker agrees that: (i) upon the failure to pay when due the principal and accrued interest hereunder; (ii) if the Maker (1) commences any voluntary proceeding under any provision of Title 11 of the United States Code, as now or hereafter amended, or commences any other proceeding, under any law, now or hereafter in force, relating to bankruptcy, insolvency, reorganization, liquidation, or otherwise to the relief of debtors or the readjustment of indebtedness, (2) makes any assignment for the benefit of creditors or a composition or similar arrangement with such creditors, or (3) appoints a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any of its property or assets; or (iii) upon the commencement against the Maker of any involuntary proceeding of the kind described in clause (ii) above (clauses (i), (ii) and (iii) each, an "Event of Default"), all unpaid principal and accrued but unpaid interest under this Note shall become immediately due and payable without presentment, demand, protest or notice of any kind.

         The obligations of the Maker under this Note are secured by the pledge of 11,113 shares of common stock, par value $0.01 per share, of Sterling Construction Company to the Holder in accordance with the terms of the Stock Pledge Agreement, dated as of the date hereof, between OCI and the Holder (the "Pledge Agreement"). The Maker shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral (as defined in the Pledge Agreement) are insufficient to pay the obligations of the Maker hereunder.

         This Note may be prepaid at the option of the Maker, in whole or in part, upon the refinancing in whole of the multiple advance term loan facility of OCI pursuant to the Letter Loan Agreement, dated December 29, 1998, between OCI and KTI, Inc., at any time after such refinancing and from time to time thereafter, without penalty or premium. Any voluntary prepayment of this Note shall be applied first to the payment of interest accrued and unpaid on this Note and second to the payment of principal.

         None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed by the Holder expressly referring to this Note and setting forth the provision so excluded, modified or amended.

         The Maker hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

         This Note shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements made and performed entirely in such State, without regard to conflict of laws principles thereof, and shall be binding upon the successors and assigns of the Maker and shall inure to the benefit of the successors and assigns of the Holder.

                                                  OAKHURST TECHNOLOGY, INC.
                                                  By:
                                                     ---------------------------
                                                  Name:  Robert M. Davies
                                                  Title: President


         FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, Oakhurst Company, Inc. (the "Guarantor") hereby absolutely, unconditionally and irrevocably guarantees on a subordinated basis (the "Guaranty") the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all amounts due under this Note of the Maker, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)); provided, however, that the Guarantor shall be liable under this Guaranty only for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to the Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that the Holder exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Maker before or as a condition to the obligations of the Guarantor hereunder.

         In case the Maker shall fail to punctually pay its obligations under the Note in full when due, the Guarantor agrees to make such payment punctually when and as the same shall become due and payable.

         The obligations of the Guarantor hereunder are independent of the obligations of the Maker, and a separate action or actions may be brought and prosecuted against the Guarantor, regardless of whether action is brought against the Maker or whether the Maker is joined in any such action or actions.

         The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of this Note, or any substitution, release or exchange of any other guaranty of or security for the Note, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever (including, without limitation, personal defenses of the Maker) which might otherwise constitute a legal or equitable discharge or defense of a surety, guarantor or co-obligor, it being the intent that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

         With respect to its obligations hereunder, the Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Holder exhaust any right, power or remedy or proceed against any person under the Note, or against any other person under any other guaranty of, or security for, or obligation relating to, the Note.

         The obligations of the Guarantor under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment or performance by or on behalf of any person in respect of the Maker's obligations under this Note is rescinded or must be otherwise restored by any holder of any of the Maker's obligations under this Note, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will pay to the Holder on demand all reasonable out-of-pocket costs and expenses (including, without limitation, fees of counsel) incurred by the Holder in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         The Maker and the Holder agree that the indebtedness evidenced by this
Note is subordinated in right of payment, to the extent and in the manner provided herein, to the prior payment in full of all Senior Obligations (hereinafter defined) (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Obligations.

         Upon any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to creditors in any Insolvency or Liquidation Proceeding with respect to the Guarantor, all amounts due or to become due under or with respect to all Senior Obligations shall first be paid indefeasibly in full in cash before any payment is made on account of this Guaranty. Upon any such Insolvency or Liquidation Proceeding, any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to which the Holder would be entitled shall be paid by the Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holder if received by it, directly to the holders of Senior Obligations (pro rata to such holders on the basis of the amounts of Senior Obligations held by such holders) or their Representative, as their interests may appear, for application to the payment of the Senior Obligations remaining unpaid until all such Senior Obligations have been paid indefeasibly in full in cash, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Obligations.

         (a) In the event of and during the continuation of any default in the payment of principal of, interest or premium, if any, on any Senior Obligations, or in the event that any event of default (other than a payment default) with respect to any Senior Obligations shall have occurred and be continuing and shall have resulted in such Senior Obligation becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or (b) if any event of default other than as described in clause (a) above with respect to any Senior Obligations shall have occurred and be continuing permitting the holders of such Senior Obligations (or their Representative or Representatives) to declare such Senior Obligations due and payable prior to the date on which it would otherwise have become due and payable, then no payment shall be made by or on behalf of the Guarantor on account of this Guaranty, unless and until such default shall have been cured or waived in writing in accordance with the instruments governing such Senior Obligations or such acceleration shall have been rescinded or annulled.

         In the event that the Holder receives any payment with respect to this Guaranty at a time when such payment is prohibited by the provisions hereof, such payment shall be held by the Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Obligations as their interests may appear or their Representative under the agreements (if any) pursuant to which Senior Obligations may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Obligations remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations.

         After all Senior Obligations are paid in full and until this Guaranty is paid in full, the Holder shall be subrogated (equally and ratably with all other Pari Passu Debt (hereinafter defined)) to the rights of holders of Senior Obligations to receive distributions applicable to Senior Obligations to the extent that distributions otherwise payable to the Holder have been applied to the payment of Senior Obligations. A distribution made under this Guaranty to holders of Senior Obligations that otherwise would have been made to the Holder is not, as between the Guarantor and the Holder, a payment by the Guarantor on this Guaranty.

         The "Subordination" section of this Guaranty defines the relative rights of the Holder and holders of Senior Obligations. Nothing in this Guaranty shall impair, as between the Guarantor and the Holder, the obligations of the Guarantor, which are absolute and unconditional, to pay principal of and interest on this Guaranty in accordance with its terms or affect the relative rights of the Holder and creditors of the Guarantor other than their rights in relation to holders of Senior Obligations.

         No right of any holder of Senior Obligations to enforce the subordination of the indebtedness evidenced by this Guaranty shall be impaired by any act or failure to act by the Guarantor or the Holder or by the failure of the Guarantor or the Holder to comply with this Guaranty.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Obligations, or any of them, may, at any time and from time to time, without the consent of or notice to the Holder, without incurring any liabilities to the Holder and without impairing or releasing the subordination and other benefits provided in this Guaranty or the obligations of the Holder to the holders of the Senior Obligations, even if any right of reimbursement or subrogation or other right or remedy of the Holder is affected, impaired or extinguished thereby, take any action with respect to the Senior Obligations, including, without limitation, any one or more of the following:

         (1) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any Senior Obligations, any security therefor or guaranty thereof or any liability of any obligor thereon (including any guarantor) to such holder, or any liability incurred directly or indirectly in respect thereof or otherwise amend, renew, exchange, extend, modify, increase or supplement in any manner any Senior Obligations or any instrument evidencing or guaranteeing or securing the same or any agreement under which Senior Obligations are outstanding;

         (2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any property pledged, mortgaged or otherwise securing Senior Obligations or any liability of any obligor thereon, to such holder, or any liability incurred directly or indirectly in respect thereof;

         (3) settle or compromise any Senior Obligations or any other liability of any obligor of the Senior Obligations to such holder or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, Senior Obligations) in any manner or order; and

         (4) fail to take or to record or to otherwise perfect, for any reason or for no reason, any lien or security interest securing Senior Obligations by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against any obligor or any guarantor or any other person, elect any remedy and otherwise deal freely with any obligor and any security for the Senior Obligations or any liability of any obligor to such holder or any liability incurred directly or indirectly in respect thereof.

         Whenever a distribution is to be made or a notice given to holders of Senior Obligations, the distribution may be made and the notice given to their Representative (hereinafter defined). Upon any payment or distribution of assets of the Guarantor referred to in the "Subordination" section of this Guaranty, the Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other person making any distribution to the Holder for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Obligations and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the "Subordination" section of this Guaranty.

         "Insolvency or Liquidation Proceedings" means (i) any voluntary or involuntary insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Guarantor or to the creditors of the Guarantor, as such, or to the assets of the Guarantor, or (ii) any liquidation, dissolution, reorganization or winding up of the Guarantor, whether voluntary or involuntary and involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Guarantor.

         "Obligations" means any principal, interest, penalties, expenses, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Senior Obligations.

         "Pari Passu Debt" means any indebtedness of the Guarantor which by its terms is pari passu in right of payment to this Guaranty.

         "Representative" means the trustee, agent or representative for any Senior Obligations.

         "Senior Obligations" shall mean all obligations (whether now outstanding or hereafter incurred) for the payment of which the Guarantor is responsible or liable as obligor, guarantor or otherwise, except those which by their express terms are Pari Passu Debt.

         This Guaranty shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements made and performed entirely in such State, without regard to conflict of laws principles thereof.

                                                 OAKHURST COMPANY, INC.



                                                 By:
                                                    ----------------------------
                                                 Name:  Robert M. Davies
                                                 Title: Chief Executive Officer

                                                                   EXHIBIT 10.14


                                     SECURED

                                 PROMISSORY NOTE

$300,000                                                           July 19, 2001

         FOR VALUE RECEIVED, Oakhurst Technology, Inc., a corporation organized under the laws of the State of Delaware (the "Maker"), hereby promises to pay to the order of Joseph P. Harper, Sr. (the "Holder"), having an address at 2715 Timberjack Place, The Woodlands, TX 77380, or his assigns, the principal sum of Three Hundred Thousand Dollars ($300,000). All principal and accrued but unpaid interest shall be due to the Holder on July 3, 2005. The Maker shall pay to the Holder in sixteen (16) equal quarterly payments beginning on October 3, 2001, principal plus accrued interest at a rate of twelve percent (12%) per annum; provided, that all such payments shall be made to the extent of and out of the available Net Cash Flow and Net Cash Proceeds (each as defined below); provided, further, that, to the extent that accrued interest and/or principal payments cannot be made on the date such are due on this Note, then such interest and principal will, at the option of Oakhurst Company, Inc., a Delaware corporation ("OCI"), be deferred until sufficient Net Cash Flow or Net Cash Proceeds are available; provided, however, that such deferment shall not last past July 3, 2005. Any accrued but unpaid interest on this Note shall be added to the outstanding principal of this Note for the purpose of computing subsequent interest payments.

         "Net Cash Flow" as used hereinabove means (a) the operating cash flow of Steel City Products, Inc. ("SCPI") or Sterling Construction Company, a Delaware corporation ("Sterling"), to the extent permitted by such entities' respective bank lenders to upstream such entities' respective operating cash flows to OCI, plus (b) the proceeds from the sale by OCI of any shares of its common stock, par value $0.01, plus (c) the proceeds received by OCI from the exercise by any holders of stock options, minus (d) any and all of the foregoing amounts in (a), (b) or (c) that OCI's Board of Directors determines, in its sole discretion, should be reserved for payment of OCI's past, present and future corporate overhead expenses.

         "Net Cash Proceeds" means (a) the net proceeds available to OCI from the sale of assets of SCPI (other than sales of SCPI's inventory and other sales that are made in the ordinary course of business), minus (b) any and all of the foregoing amounts in clause (a) that OCI's Board of Directors determines, in its sole discretion, should be reserved for payment of OCI's past, present and future corporate overhead expenses.

         Net Cash Flow shall be applied in the following order: (1) first, to pay, pro rata, accrued interest on (i) this Note as well as any other promissory notes that result from the sale, assignment or transfer of any portion of that certain promissory note dated October 19, 2000 in the aggregate principal amount of $800,000 issued by OTI to James D. Manning (collectively, the "Manning Note") and (ii) that certain promissory note dated October 18, 1999, in the aggregate principal amount of $672,003 issued by OTI to Robert M. Davies, as amended as of July 13, 2001 as well as any promissory notes that result from the sale, assignment or transfer of any portion of said note (collectively, the "Davies First Note") (2) second, to repay, pro rata, the remaining principal outstanding on the Manning Note and the Davies First Note; (3) third, upon payment in full of all accrued interest and outstanding principal on the Manning Note and the Davies First Note, to pay, pro rata, accrued interest on (i) that certain promissory note in the aggregate principal amount of $254,602 issued by OCI to Robert M. Davies, as well as any promissory notes that result from the sale, assignment or transfer of any portion of said note (collectively, the "Davies Second Note") and (ii) that certain promissory note in the aggregate principal amount of $132,445 issued by OCI to Maarten D. Hemsley, as well as any promissory notes that result from the sale, assignment or transfer of any portion of said note (collectively, the "Hemsley Note") and (4) fourth, to repay, pro rata, the remaining principal outstanding on the Davies Second Note and the Hemsley Note.

         Net Cash Proceeds shall be applied in the following order: (1) first, to pay, pro rata, accrued interest on the Manning Note and the Davies First Note; (2) second, equal amounts of the remaining Net Cash Proceeds shall be applied to the repayment of the Manning Note and the Davies First Note until all accrued interest and outstanding principal on the Manning Note and the Davies First Note have been paid in full; (3) third, to repay the remaining outstanding principal on the Manning Note; (4) fourth, upon payment in full of the Manning Note and the Davies First Note, to pay, pro rata, accrued interest on the Davies Second Note and the Hemsley Note; and (5) fifth, to repay, pro rata, the remaining principal outstanding on the Davies Second Note and the Hemsley Note.

         If any of this Note, the Davies First Note, the Davies Second Note or the Hemsley Note (individually, a "Transferred Note") are sold, assigned or transferred (which sale, assignment or transfer shall be in full compliance with applicable securities laws) and new notes are issued to reflect such sale, assignment or transfer (individually, a "New Note" and collectively, "New Notes"), the amount of Net Cash Flow and Net Cash Proceeds that would have been applied to the Transferred Note under the terms of this Note shall be applied to the New Notes in proportion to the total amount of accrued interest or principal, as the case may be, owed under the New Notes at the time the computation is made.

         All payments by the Maker under this Note shall be made without set-off, defense or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law.

         The Maker agrees that: (i) upon the failure to pay when due the principal and accrued interest hereunder; (ii) if the Maker (1) commences any voluntary proceeding under any provision of Title 11 of the United States Code, as now or hereafter amended, or commences any other proceeding, under any law, now or hereafter in force, relating to bankruptcy, insolvency, reorganization, liquidation, or otherwise to the relief of debtors or the readjustment of indebtedness, (2) makes any assignment for the benefit of creditors or a composition or similar arrangement with such creditors, or (3) appoints a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any of its property or assets; or (iii) upon the commencement against the Maker of any involuntary proceeding of the kind described in clause (ii) above (clauses (i), (ii) and (iii) each, an "Event of Default"), all unpaid principal and accrued but unpaid interest under this Note shall become immediately due and payable without presentment, demand, protest or notice of any kind.

         The obligations of the Maker under this Note are secured by the pledge of 8,335 shares of common stock, par value $0.01 per share, of Sterling Construction Company to the Holder in accordance with the terms of the Stock Pledge Agreement, dated as of the date hereof, between OCI and the Holder (the "Pledge Agreement"). The Maker shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral (as defined in the Pledge Agreement) are insufficient to pay the obligations of the Maker hereunder.

         This Note may be prepaid at the option of the Maker, in whole or in part, upon the refinancing in whole of the multiple advance term loan facility of OCI pursuant to the Letter Loan Agreement, dated December 29, 1998, between OCI and KTI, Inc., at any time after such refinancing and from time to time thereafter, without penalty or premium. Any voluntary prepayment of this Note shall be applied first to the payment of interest accrued and unpaid on this Note and second to the payment of principal.

         None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed by the Holder expressly referring to this Note and setting forth the provision so excluded, modified or amended.

         The Maker hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

         This Note shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements made and performed entirely in such State, without regard to conflict of laws principles thereof, and shall be binding upon the successors and assigns of the Maker and shall inure to the benefit of the successors and assigns of the Holder.

                                                     OAKHURST TECHNOLOGY, INC.
                                                     By:
                                                        ------------------------
                                                     Name:  Robert M. Davies
                                                     Title: President


         FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, Oakhurst Company, Inc. (the "Guarantor") hereby absolutely, unconditionally and irrevocably guarantees on a subordinated basis (the "Guaranty") the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all amounts due under this Note of the Maker, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)); provided, however, that the Guarantor shall be liable under this Guaranty only for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to the Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that the Holder exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Maker before or as a condition to the obligations of the Guarantor hereunder.

         In case the Maker shall fail to punctually pay its obligations under the Note in full when due, the Guarantor agrees to make such payment punctually when and as the same shall become due and payable.

         The obligations of the Guarantor hereunder are independent of the obligations of the Maker, and a separate action or actions may be brought and prosecuted against the Guarantor, regardless of whether action is brought against the Maker or whether the Maker is joined in any such action or actions.

         The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of this Note, or any substitution, release or exchange of any other guaranty of or security for the Note, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever (including, without limitation, personal defenses of the Maker) which might otherwise constitute a legal or equitable discharge or defense of a surety, guarantor or co-obligor, it being the intent that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

         With respect to its obligations hereunder, the Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Holder exhaust any right, power or remedy or proceed against any person under the Note, or against any other person under any other guaranty of, or security for, or obligation relating to, the Note.

         The obligations of the Guarantor under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment or performance by or on behalf of any person in respect of the Maker's obligations under this Note is rescinded or must be otherwise restored by any holder of any of the Maker's obligations under this Note, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will pay to the Holder on demand all reasonable out-of-pocket costs and expenses (including, without limitation, fees of counsel) incurred by the Holder in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         The Maker and the Holder agree that the indebtedness evidenced by this
Note is subordinated in right of payment, to the extent and in the manner provided herein, to the prior payment in full of all Senior Obligations (hereinafter defined) (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Obligations.

         Upon any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to creditors in any Insolvency or Liquidation Proceeding with respect to the Guarantor, all amounts due or to become due under or with respect to all Senior Obligations shall first be paid indefeasibly in full in cash before any payment is made on account of this Guaranty. Upon any such Insolvency or Liquidation Proceeding, any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to which the Holder would be entitled shall be paid by the Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holder if received by it, directly to the holders of Senior Obligations (pro rata to such holders on the basis of the amounts of Senior Obligations held by such holders) or their Representative, as their interests may appear, for application to the payment of the Senior Obligations remaining unpaid until all such Senior Obligations have been paid indefeasibly in full in cash, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Obligations.

         (a) In the event of and during the continuation of any default in the payment of principal of, interest or premium, if any, on any Senior Obligations, or in the event that any event of default (other than a payment default) with respect to any Senior Obligations shall have occurred and be continuing and shall have resulted in such Senior Obligation becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or (b) if any event of default other than as described in clause (a) above with respect to any Senior Obligations shall have occurred and be continuing permitting the holders of such Senior Obligations (or their Representative or Representatives) to declare such Senior Obligations due and payable prior to the date on which it would otherwise have become due and payable, then no payment shall be made by or on behalf of the Guarantor on account of this Guaranty, unless and until such default shall have been cured or waived in writing in accordance with the instruments governing such Senior Obligations or such acceleration shall have been rescinded or annulled.

         In the event that the Holder receives any payment with respect to this Guaranty at a time when such payment is prohibited by the provisions hereof, such payment shall be held by the Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Obligations as their interests may appear or their Representative under the agreements (if any) pursuant to which Senior Obligations may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Obligations remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations.

         After all Senior Obligations are paid in full and until this Guaranty is paid in full, the Holder shall be subrogated (equally and ratably with all other Pari Passu Debt (hereinafter defined)) to the rights of holders of Senior Obligations to receive distributions applicable to Senior Obligations to the extent that distributions otherwise payable to the Holder have been applied to the payment of Senior Obligations. A distribution made under this Guaranty to holders of Senior Obligations that otherwise would have been made to the Holder is not, as between the Guarantor and the Holder, a payment by the Guarantor on this Guaranty.

         The "Subordination" section of this Guaranty defines the relative rights of the Holder and holders of Senior Obligations. Nothing in this Guaranty shall impair, as between the Guarantor and the Holder, the obligations of the Guarantor, which are absolute and unconditional, to pay principal of and interest on this Guaranty in accordance with its terms or affect the relative rights of the Holder and creditors of the Guarantor other than their rights in relation to holders of Senior Obligations.

         No right of any holder of Senior Obligations to enforce the subordination of the indebtedness evidenced by this Guaranty shall be impaired by any act or failure to act by the Guarantor or the Holder or by the failure of the Guarantor or the Holder to comply with this Guaranty.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Obligations, or any of them, may, at any time and from time to time, without the consent of or notice to the Holder, without incurring any liabilities to the Holder and without impairing or releasing the subordination and other benefits provided in this Guaranty or the obligations of the Holder to the holders of the Senior Obligations, even if any right of reimbursement or subrogation or other right or remedy of the Holder is affected, impaired or extinguished thereby, take any action with respect to the Senior Obligations, including, without limitation, any one or more of the following:

         (1) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any Senior Obligations, any security therefor or guaranty thereof or any liability of any obligor thereon (including any guarantor) to such holder, or any liability incurred directly or indirectly in respect thereof or otherwise amend, renew, exchange, extend, modify, increase or supplement in any manner any Senior Obligations or any instrument evidencing or guaranteeing or securing the same or any agreement under which Senior Obligations are outstanding;

         (2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any property pledged, mortgaged or otherwise securing Senior Obligations or any liability of any obligor thereon, to such holder, or any liability incurred directly or indirectly in respect thereof;

         (3) settle or compromise any Senior Obligations or any other liability of any obligor of the Senior Obligations to such holder or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, Senior Obligations) in any manner or order; and

         (4) fail to take or to record or to otherwise perfect, for any reason or for no reason, any lien or security interest securing Senior Obligations by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against any obligor or any guarantor or any other person, elect any remedy and otherwise deal freely with any obligor and any security for the Senior Obligations or any liability of any obligor to such holder or any liability incurred directly or indirectly in respect thereof.

         Whenever a distribution is to be made or a notice given to holders of Senior Obligations, the distribution may be made and the notice given to their Representative (hereinafter defined). Upon any payment or distribution of assets of the Guarantor referred to in the "Subordination" section of this Guaranty, the Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other person making any distribution to the Holder for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Obligations and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the "Subordination" section of this Guaranty.

         "Insolvency or Liquidation Proceedings" means (i) any voluntary or involuntary insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Guarantor or to the creditors of the Guarantor, as such, or to the assets of the Guarantor, or (ii) any liquidation, dissolution, reorganization or winding up of the Guarantor, whether voluntary or involuntary and involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Guarantor.

         "Obligations" means any principal, interest, penalties, expenses, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Senior Obligations.

         "Pari Passu Debt" means any indebtedness of the Guarantor which by its terms is pari passu in right of payment to this Guaranty.

         "Representative" means the trustee, agent or representative for any Senior Obligations.

         "Senior Obligations" shall mean all obligations (whether now outstanding or hereafter incurred) for the payment of which the Guarantor is responsible or liable as obligor, guarantor or otherwise, except those which by their express terms are Pari Passu Debt.

         This Guaranty shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements made and performed entirely in such State, without regard to conflict of laws principles thereof.

                                                 OAKHURST COMPANY, INC.



                                                 By:
                                                    ----------------------------
                                                 Name:   Robert M. Davies
                                                 Title:  Chief Executive Officer

                                                                   EXHIBIT 10.14


                                     SECURED

                                 PROMISSORY NOTE

$100,000                                                           July 19, 2001

         FOR VALUE RECEIVED, Oakhurst Technology, Inc., a corporation organized under the laws of the State of Delaware (the "Maker"), hereby promises to pay to the order of Anthony F. Colombo (the "Holder"), having an address at 2411 Cooper Ridge, Arlington, TX 76006, or his assigns, the principal sum of One Hundred Thousand Dollars ($100,000). All principal and accrued but unpaid interest shall be due to the Holder on July 3, 2005. The Maker shall pay to the Holder in sixteen (16) equal quarterly payments beginning on October 3, 2001, principal plus accrued interest at a rate of twelve percent (12%) per annum; provided, that all such payments shall be made to the extent of and out of the available Net Cash Flow and Net Cash Proceeds (each as defined below); provided, further, that, to the extent that accrued interest and/or principal payments cannot be made on the date such are due on this Note, then such interest and principal will, at the option of Oakhurst Company, Inc., a Delaware corporation ("OCI"), be deferred until sufficient Net Cash Flow or Net Cash Proceeds are available; provided, however, that such deferment shall not last past July 3, 2005. Any accrued but unpaid interest on this Note shall be added to the outstanding principal of this Note for the purpose of computing subsequent interest payments.

         "Net Cash Flow" as used hereinabove means (a) the operating cash flow of Steel City Products, Inc. ("SCPI") or Sterling Construction Company, a Delaware corporation ("Sterling"), to the extent permitted by such entities' respective bank lenders to upstream such entities' respective operating cash flows to OCI, plus (b) the proceeds from the sale by OCI of any shares of its common stock, par value $0.01, plus (c) the proceeds received by OCI from the exercise by any holders of stock options, minus (d) any and all of the foregoing amounts in (a), (b) or (c) that OCI's Board of Directors determines, in its sole discretion, should be reserved for payment of OCI's past, present and future corporate overhead expenses.

         "Net Cash Proceeds" means (a) the net proceeds available to OCI from the sale of assets of SCPI (other than sales of SCPI's inventory and other sales that are made in the ordinary course of business), minus (b) any and all of the foregoing amounts in clause (a) that OCI's Board of Directors determines, in its sole discretion, should be reserved for payment of OCI's past, present and future corporate overhead expenses.

         Net Cash Flow shall be applied in the following order: (1) first, to pay, pro rata, accrued interest on (i) this Note as well as any other promissory notes that result from the sale, assignment or transfer of any portion of that certain promissory note dated October 19, 2000 in the aggregate principal amount of $800,000 issued by OTI to James D. Manning (collectively, the "Manning Note") and (ii) that certain promissory note dated October 18, 1999, in the aggregate principal amount of $672,003 issued by OTI to Robert M. Davies, as amended as of July 13, 2001 as well as any promissory notes that result from the sale, assignment or transfer of any portion of said note (collectively, the "Davies First Note") (2) second, to repay, pro rata, the remaining principal outstanding on the Manning Note and the Davies First Note; (3) third, upon payment in full of all accrued interest and outstanding principal on the Manning Note and the Davies First Note, to pay, pro rata, accrued interest on (i) that certain promissory note in the aggregate principal amount of $254,602 issued by OCI to Robert M. Davies, as well as any promissory notes that result from the sale, assignment or transfer of any portion of said note (collectively, the "Davies Second Note") and (ii) that certain promissory note in the aggregate principal amount of $132,445 issued by OCI to Maarten D. Hemsley, as well as any promissory notes that result from the sale, assignment or transfer of any portion of said note (collectively, the "Hemsley Note") and (4) fourth, to repay, pro rata, the remaining principal outstanding on the Davies Second Note and the Hemsley Note.

         Net Cash Proceeds shall be applied in the following order: (1) first, to pay, pro rata, accrued interest on the Manning Note and the Davies First Note; (2) second, equal amounts of the remaining Net Cash Proceeds shall be applied to the repayment of the Manning Note and the Davies First Note until all accrued interest and outstanding principal on the Manning Note and the Davies First Note have been paid in full; (3) third, to repay the remaining outstanding principal on the Manning Note; (4) fourth, upon payment in full of the Manning Note and the Davies First Note, to pay, pro rata, accrued interest on the Davies Second Note and the Hemsley Note; and (5) fifth, to repay, pro rata, the remaining principal outstanding on the Davies Second Note and the Hemsley Note.

         If any of this Note, the Davies First Note, the Davies Second Note or the Hemsley Note (individually, a "Transferred Note") are sold, assigned or transferred (which sale, assignment or transfer shall be in full compliance with applicable securities laws) and new notes are issued to reflect such sale, assignment or transfer (individually, a "New Note" and collectively, "New Notes"), the amount of Net Cash Flow and Net Cash Proceeds that would have been applied to the Transferred Note under the terms of this Note shall be applied to the New Notes in proportion to the total amount of accrued interest or principal, as the case may be, owed under the New Notes at the time the computation is made.

         All payments by the Maker under this Note shall be made without set-off, defense or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law.

         The Maker agrees that: (i) upon the failure to pay when due the principal and accrued interest hereunder; (ii) if the Maker (1) commences any voluntary proceeding under any provision of Title 11 of the United States Code, as now or hereafter amended, or commences any other proceeding, under any law, now or hereafter in force, relating to bankruptcy, insolvency, reorganization, liquidation, or otherwise to the relief of debtors or the readjustment of indebtedness, (2) makes any assignment for the benefit of creditors or a composition or similar arrangement with such creditors, or (3) appoints a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any of its property or assets; or (iii) upon the commencement against the Maker of any involuntary proceeding of the kind described in clause (ii) above (clauses (i), (ii) and (iii) each, an "Event of Default"), all unpaid principal and accrued but unpaid interest under this Note shall become immediately due and payable without presentment, demand, protest or notice of any kind.

         The obligations of the Maker under this Note are secured by the pledge of 2,778 shares of common stock, par value $0.01 per share, of Sterling Construction Company to the Holder in accordance with the terms of the Stock Pledge Agreement, dated as of the date hereof, between OCI and the Holder (the "Pledge Agreement"). The Maker shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral (as defined in the Pledge Agreement) are insufficient to pay the obligations of the Maker hereunder.

         This Note may be prepaid at the option of the Maker, in whole or in part, upon the refinancing in whole of the multiple advance term loan facility of OCI pursuant to the Letter Loan Agreement, dated December 29, 1998, between OCI and KTI, Inc., at any time after such refinancing and from time to time thereafter, without penalty or premium. Any voluntary prepayment of this Note shall be applied first to the payment of interest accrued and unpaid on this Note and second to the payment of principal.

         None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed by the Holder expressly referring to this Note and setting forth the provision so excluded, modified or amended.

         The Maker hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

         This Note shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements made and performed entirely in such State, without regard to conflict of laws principles thereof, and shall be binding upon the successors and assigns of the Maker and shall inure to the benefit of the successors and assigns of the Holder.

                                                   OAKHURST TECHNOLOGY, INC.
                                                   By:
                                                      --------------------------
                                                   Name:  Robert M. Davies
                                                   Title: President


         FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, Oakhurst Company, Inc. (the "Guarantor") hereby absolutely, unconditionally and irrevocably guarantees on a subordinated basis (the "Guaranty") the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all amounts due under this Note of the Maker, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)); provided, however, that the Guarantor shall be liable under this Guaranty only for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to the Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that the Holder exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Maker before or as a condition to the obligations of the Guarantor hereunder.

         In case the Maker shall fail to punctually pay its obligations under the Note in full when due, the Guarantor agrees to make such payment punctually when and as the same shall become due and payable.

         The obligations of the Guarantor hereunder are independent of the obligations of the Maker, and a separate action or actions may be brought and prosecuted against the Guarantor, regardless of whether action is brought against the Maker or whether the Maker is joined in any such action or actions.

         The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of this Note, or any substitution, release or exchange of any other guaranty of or security for the Note, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever (including, without limitation, personal defenses of the Maker) which might otherwise constitute a legal or equitable discharge or defense of a surety, guarantor or co-obligor, it being the intent that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

         With respect to its obligations hereunder, the Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Holder exhaust any right, power or remedy or proceed against any person under the Note, or against any other person under any other guaranty of, or security for, or obligation relating to, the Note.

         The obligations of the Guarantor under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment or performance by or on behalf of any person in respect of the Maker's obligations under this Note is rescinded or must be otherwise restored by any holder of any of the Maker's obligations under this Note, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will pay to the Holder on demand all reasonable out-of-pocket costs and expenses (including, without limitation, fees of counsel) incurred by the Holder in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         The Maker and the Holder agree that the indebtedness evidenced by this
Note is subordinated in right of payment, to the extent and in the manner provided herein, to the prior payment in full of all Senior Obligations (hereinafter defined) (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Obligations.

         Upon any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to creditors in any Insolvency or Liquidation Proceeding with respect to the Guarantor, all amounts due or to become due under or with respect to all Senior Obligations shall first be paid indefeasibly in full in cash before any payment is made on account of this Guaranty. Upon any such Insolvency or Liquidation Proceeding, any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to which the Holder would be entitled shall be paid by the Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holder if received by it, directly to the holders of Senior Obligations (pro rata to such holders on the basis of the amounts of Senior Obligations held by such holders) or their Representative, as their interests may appear, for application to the payment of the Senior Obligations remaining unpaid until all such Senior Obligations have been paid indefeasibly in full in cash, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Obligations.

         (a) In the event of and during the continuation of any default in the payment of principal of, interest or premium, if any, on any Senior Obligations, or in the event that any event of default (other than a payment default) with respect to any Senior Obligations shall have occurred and be continuing and shall have resulted in such Senior Obligation becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or (b) if any event of default other than as described in clause (a) above with respect to any Senior Obligations shall have occurred and be continuing permitting the holders of such Senior Obligations (or their Representative or Representatives) to declare such Senior Obligations due and payable prior to the date on which it would otherwise have become due and payable, then no payment shall be made by or on behalf of the Guarantor on account of this Guaranty, unless and until such default shall have been cured or waived in writing in accordance with the instruments governing such Senior Obligations or such acceleration shall have been rescinded or annulled.

         In the event that the Holder receives any payment with respect to this Guaranty at a time when such payment is prohibited by the provisions hereof, such payment shall be held by the Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Obligations as their interests may appear or their Representative under the agreements (if any) pursuant to which Senior Obligations may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Obligations remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations.

         After all Senior Obligations are paid in full and until this Guaranty is paid in full, the Holder shall be subrogated (equally and ratably with all other Pari Passu Debt (hereinafter defined)) to the rights of holders of Senior Obligations to receive distributions applicable to Senior Obligations to the extent that distributions otherwise payable to the Holder have been applied to the payment of Senior Obligations. A distribution made under this Guaranty to holders of Senior Obligations that otherwise would have been made to the Holder is not, as between the Guarantor and the Holder, a payment by the Guarantor on this Guaranty.

         The "Subordination" section of this Guaranty defines the relative rights of the Holder and holders of Senior Obligations. Nothing in this Guaranty shall impair, as between the Guarantor and the Holder, the obligations of the Guarantor, which are absolute and unconditional, to pay principal of and interest on this Guaranty in accordance with its terms or affect the relative rights of the Holder and creditors of the Guarantor other than their rights in relation to holders of Senior Obligations.

         No right of any holder of Senior Obligations to enforce the subordination of the indebtedness evidenced by this Guaranty shall be impaired by any act or failure to act by the Guarantor or the Holder or by the failure of the Guarantor or the Holder to comply with this Guaranty.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Obligations, or any of them, may, at any time and from time to time, without the consent of or notice to the Holder, without incurring any liabilities to the Holder and without impairing or releasing the subordination and other benefits provided in this Guaranty or the obligations of the Holder to the holders of the Senior Obligations, even if any right of reimbursement or subrogation or other right or remedy of the Holder is affected, impaired or extinguished thereby, take any action with respect to the Senior Obligations, including, without limitation, any one or more of the following:

         (1) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any Senior Obligations, any security therefor or guaranty thereof or any liability of any obligor thereon (including any guarantor) to such holder, or any liability incurred directly or indirectly in respect thereof or otherwise amend, renew, exchange, extend, modify, increase or supplement in any manner any Senior Obligations or any instrument evidencing or guaranteeing or securing the same or any agreement under which Senior Obligations are outstanding;

         (2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any property pledged, mortgaged or otherwise securing Senior Obligations or any liability of any obligor thereon, to such holder, or any liability incurred directly or indirectly in respect thereof;

         (3) settle or compromise any Senior Obligations or any other liability of any obligor of the Senior Obligations to such holder or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, Senior Obligations) in any manner or order; and

         (4) fail to take or to record or to otherwise perfect, for any reason or for no reason, any lien or security interest securing Senior Obligations by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against any obligor or any guarantor or any other person, elect any remedy and otherwise deal freely with any obligor and any security for the Senior Obligations or any liability of any obligor to such holder or any liability incurred directly or indirectly in respect thereof.

         Whenever a distribution is to be made or a notice given to holders of Senior Obligations, the distribution may be made and the notice given to their Representative (hereinafter defined). Upon any payment or distribution of assets of the Guarantor referred to in the "Subordination" section of this Guaranty, the Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other person making any distribution to the Holder for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Obligations and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the "Subordination" section of this Guaranty.

         "Insolvency or Liquidation Proceedings" means (i) any voluntary or involuntary insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Guarantor or to the creditors of the Guarantor, as such, or to the assets of the Guarantor, or (ii) any liquidation, dissolution, reorganization or winding up of the Guarantor, whether voluntary or involuntary and involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Guarantor.

         "Obligations" means any principal, interest, penalties, expenses, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Senior Obligations.

         "Pari Passu Debt" means any indebtedness of the Guarantor which by its terms is pari passu in right of payment to this Guaranty.

         "Representative" means the trustee, agent or representative for any Senior Obligations.

         "Senior Obligations" shall mean all obligations (whether now outstanding or hereafter incurred) for the payment of which the Guarantor is responsible or liable as obligor, guarantor or otherwise, except those which by their express terms are Pari Passu Debt.



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

         This Guaranty shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements made and performed entirely in such State, without regard to conflict of laws principles thereof.

                                                OAKHURST COMPANY, INC.



                                                By: /s/ Robert M. Davies
                                                   -----------------------------
                                                Name:  Robert M. Davies
                                                Title: Chief Executive Officer



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